UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 24, 2010
Date of report (Date of
earliest event reported)

ALLY FINANCIAL INC.
(Exact name of registrant as specified in its charter)

Commission file number: 1-3754

Delaware	38-0572512
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

200 Renaissance Center
P.O. Box 200  Detroit, Michigan
48265-2000
(Address of principal executive offices)
(Zip Code)

(866) 710-4623
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

The complete text of the Ally Demand Notes Program has been updated, and is attached as Exhibit 99.1, which is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Complete Text of the Ally Demand Notes Program, as amended May 21, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ally Financial Inc. (Registrant)

Dated: May 24, 2010	/S/ David J. DeBrunner David J. DeBrunner Vice President, Chief Accounting Officer and Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Complete Text of the Ally Demand Notes Program, as amended May 21, 2010